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                                                                   EXHIBIT 23.02

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-22121 of Koll Real Estate Group, Inc. on Form S-4 of our report dated February 18, 1997, appearing in the Prospectus, which is a part of such Registration Statement.


                                          Deloitte & Touche LLP


Costa Mesa, California
July 8 1997